Revenue	12 Months Ended
Dec. 31, 2023
Revenue [Abstract]
Revenue

Note 4. Revenue

	Consolidated			Consolidated
	2023	2022	2021	2023
	AUD$	AUD$	AUD$	$
Sale of goods	3,301,887	2,327,058	3,578,603	2,258,491

Revenue from contracts with customers

Revenue from the sale of goods is recognised at the point in time when the customer obtains control of the goods, which is generally at the time of delivery.

For the years ended December 31, 2023, 2022 and 2021, sales of goods include recognized deferred revenues in the amount of AUD$nil, AUD$12,156 and AUD$320,948, respectively.

Interest

Interest revenue is recognised as interest accrues using the effective interest method. This is a method of calculating the amortised cost of a financial asset and allocating the interest income over the relevant period using the effective interest rate, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to the net carrying amount of the financial asset.

Government Grant income

The Company receives government grant income from the Israeli Innovation Authority (formerly the Office of the Chief Scientist) (Innovation Authority), as support for participation in sponsored programs for research and development projects. Grants are received for eligible research and development expenses, upon submission and acceptance of periodic project performance reports. Grant income is recognized as the related milestone is met.

Fair value gains (loss) from financial liability

Fair value gain (loss) is recognised at an amount that reflects the changes in fair value of the financial liability between the measured periods.

Major customers

	As of December 31,
	2023	2022
Customer	% of total income	% of total income
A	18%	-
B	17%	-
C	11%	11%
D	-	18%
E	-	11%

Income by geographic

	2023	2022	2021
	% of total income	% of total income	% of total income
Israel	66%	39%	80%
U.S. & Canada	17%	33%	9%
Rest of world	17%	28%	11%